Other financial assets and other non-current assets	12 Months Ended
Dec. 31, 2025
Other financial assets and other non-current assets
Other financial assets and other non-current assets

Note 18. Other financial assets and other non-current assets

Other financial assets and other non-current assets are comprised of the following items:

	As of December 31,
in €‘000	2025	2024
Loans receivable (net of expected credit loss)	11,500	1,548
Deposits	2,173	1,847
Equity investment	5,984	6,747
Other financial assets[1]	40,860	1,576
Total	60,517	11,718

[1]Increase in Other financial assets primarily relates to deferred consideration from the acquisition of IMG (see Note 3).

In December 2025, the Company provided a loan to a third-party in the amount of €11.5 million, which is classified as a financial asset measured at fair value through profit or loss in accordance with IFRS 9.